Sagaliam Acquisition Corp

TARFEEH
شركة ترفيه العربية
Arabian Entertainment Company

November 2022

Investor Presentation

Disclaimer

Confidentiality and Disclosures. This presentation has been prepared by Sagaliam Acquisition Corp. ("Sagaliam") and Arabian Entertainment Company Ltd. ("AEC") for use in connection with a proposed business combination and related transactions between Sagaliam and AEC (the "Proposed Business Combination"), and for no other purpose. This presentation is for informational purposes only and collectively with Sagaliam and their respectiveaffiliates, the "companies". None of the Companies or their respective representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained in this presentation. The information in this presentation and any oral statements made in connection with this presentation are subject to change and are not intended to be all-inclusive. This presentation does not constitute either advice or a recommendation regarding any securities. You should consult your own legal, regulatory, tax, business, financial and accounting advisers to the extent you deem necessary, and must make your own decisions and perform your own independent investment and analysis of an investment in any of the Companies and the transactions contemplated in this presentation.

No Offer or Solicitation. This presentation and any oral statements made in connection with this presentation shall not constitute an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Proposed Business Combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. Forward-Looking Statements. Certain statements in this presentation may constitute "forward-looking statements" within the meaning of applicable United States federal securities laws. Forward-looking statements include, but are not limited to, statements regarding any of the Companies' expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: (i) the size, demand, and growth potential of AEC's brands, (ii) AEC's business and acquisition strategy, (iii) the expansion of AEC's sectors, (iv) the implied upside and implied valuation of AEC, (v) AEC's projected financial results, (vi) statements regarding AEC's value, (vii) statements regarding the potential results and benefits of the Proposed Business Combination, the amount of cash to be delivered at closing from Sagaliam's trust account, and stockholder value, (viii) expectations related to the terms of the Proposed Business Combination, and (ix) statements regarding the satisfaction of dosing conditions to the Proposed Business Combination and the timing of the completion of the Proposed Business Combination. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate, "expect," "intend, "may," "might," "plan," "possible," "potential," "predict," "project," "should," "strive," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result are subject to risks and uncertainties. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in those statements due to various important factors, including, but not limited to: (i) the outcome of any proceedings that may be instituted against Sagaliam or AEC following the announcement of the Proposed Business Combination; (ii) the inability of Sagaliam and AEC to complete the Proposed Business Combination, including due to failure to obtain approval of the stockholders of Sagaliam, delays in obtaining, adverse conditions in, or the inability to obtain regulatory approvals, or delays in completing regulatory reviews, required to complete the Proposed Business Combination; (iii) the risk that the Proposed Business Combination disrupts current plans and operations, and (iv) the inability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with customers and suppliers and retain key employees, costs related to the Proposed Business Combination, changes in applicable law and regulations, the possibility that the combined company may be adversely affected by other economic, business, regulatory and/or competitive factors, the impact of the global COVID-19 pandemic, and other risks and uncertainties described in Sagaliam's Annual Report on Form 10-K for the year ended December 31, 2021, and its Quarterly Reports on Form 10-Q and the Registration Statement on Form F-4 to be filed in connection with the Proposed Business Combination, including those under "Risk Factors" in those filings with the United States Securities and Exchange Commission (the "SEC"), and as indicated from time to time in Sagaliam's and New Parent's other SEC filings. You should carefully consider the risks and uncertainties described in the "Risk Factors" section of Sagaliam's registration statement on Form S-1, the proxy statement/prospectus on Form F-4 relating to the Proposed Business Combination, which is expected to be filed with the SEC by an affiliate of AEC ("New Parent"), and other documents filed by any of the Companies from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Companies and their respective representatives assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information or otherwise. None of the Companies nor any of their respective representatives gives any assurance that the Companies will achieve their respective expectations.

Disclaimer

Use of Data. The data contained herein is derived from various internal and external sources, including industry publications, governmental publications, or other published sources. Some data is also based on the good faith estimates of AEC, which are derived from its review of internal sources as well as the external sources described above. None of the Companies has independently verified the accuracy or completeness of the information derived from external sources. All of the market data in the presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modelling or any other information contained herein. Any data on past performance or modelling contained herein may not be indicative of actual future performance. None of the Companies assume any obligation to update the information in this presentation.

Changes and Additional Information in Connection with SEC Filing. The information in this presentation has not been reviewed by the SEC and certain information, such as the financial measures referenced above, may not comply in certain respects with SEC rules. New Parent intends to file a registration statement on Form F-4 (the "Registration Statement") that will include a proxy statement with respect to Sagaliam's stockholder meeting to vote on the transaction and a prospectus with respect to New Parent's securities to be issued in connection with the Proposed Business Combination. The Registration Statement is not yet effective. The Registration Statement, including the proxy statement/prospectus contained therein, when it is declared effective by the SEC, will contain important information about the Proposed Business Combination and the other matters to be voted upon at a meeting of Sagaliam's stockholders to be held to approve the Proposed Business Combination and other matters (the "Special Meeting"). Sagaliam and New Parent may also file other documents with the SEC regarding the Proposed Business Combination. Sagaliam stockholders and other interested persons are advised to read, when available, the Registration Statement, including the proxy statement/prospectus contained therein, as well as any amendments or supplements thereto, because they will contain important information about the Proposed Business Combination. When available, the definitive proxy statement/prospectus will be mailed to Sagaliam stockholders as of a record date to be established for voting on the Proposed Business Combination.

Participants in the Solicitation. New Parent, Sagaliam, AEC and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Sagaliam's stockholders in connection with the Proposed Business Combination. You may obtain more detailed information regarding the names and interests in the Proposed Business Combination of Sagaliam's directors and officers in Sagaliam's filings with the SEC, including Sagaliam's annual report on Form 10-K, which was originally filed with the SEC on April 12, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Sagaliam's stockholders in connection with the Proposed Business Combination will be set forth in the proxy statement/prospectus forming a part of the Registration Statement. Investors and security holders of Sagaliam and AEC are urged to carefully read in their entirety the proxy statement/prospectus and other relevant documents that will be filed with the SEC, when they become available, because they will contain important information about the Proposed Business Combination.

Additional Information about the Proposed Business Combination and Where to Find It. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Sagaliam and AEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Sagaliam or New Parent can be obtained free of charge by directing a written request to Sagaliam Acquisition Corp. at 1800 Avenue of the Stars, Suite 1475, Los Angeles, CA 90067.Trademarks. The Companies own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with any of the Companies, or an endorsement or sponsorship by or of any of the Companies. Solely for convenience, any of the Companies' trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that the Companies will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

Executive Summary



AEC's F&B and Entertainment Vision

Arabian Entertainment Company ("AEC") focuses on developing, owning and operating on-trend food and beverage brands and entertainment venues in the Middle East and North Africa (MENA) regions.

Opportunity

Now is an opportune time to enter the MENA region to take advantage of legacy F&B brand issues, flexible costs structures and evolving F&B and Entertainment trends and preferences in the region.

Attractive Value Proposition

AEC continues to launch and operate emerging F&B brands and entertainment venues in the MENA region. Importantly, AEC plans to develop, manage and operate large indoor entertainment venues to meet the massive growing demand of the region.

Portfolio Composition

AEC is taking advantage of the global shift in food trends by selectively targeting on-trend and salient international brands with the aim of building a broadly diversified F&B and Entertainment portfolio.


Cafe
Casual Dining
Fine Dining
Lounge
Entertainment Venues

The Opportunity

AEC currently owns and operates 14 Applebee's and **2** Ocean Basket restaurants in the MENA region. The platform positions AEC for growth and expansion in the MENA region.

The Opportunity

- Live entertainment venues supporting F&B, concerts, live events, and sport will be a cornerstone to AEC's future growth. From 2020 to 2030 Saudi Arabia's entertainment and amusement market is forecasted to grow at a CAGR of 47.6%
- Being the first franchise operator of a relatively new brand can lead to preferential terms and long-term competitive advantages.
- Through joint venture partnership structure, AEC plans to become a development partner in fine dining and entertainment projects in addition to developing its own brands.
- Recently launched F&B restaurants often have the potential to become large well-respected brands, but lack the bandwidth, infrastructure, and experience to expand into new territories.

AEC Capabilities

- The AEC team has deep local market knowledge, proven capabilities and proprietary relationships across the MENA region, facilitating the introduction and expansion of US and European brands.
- AEC has a proven track record of launching new brands and building out strong commercial and operating teams across the MENA region since 2001.
- AEC leverages local relationships with third-party vendors and operators across the MENA region to launch and support an accelerated rollout of upscale and polished F&B services.
- AEC's experienced team creates great operational efficiencies, differentiated and appealing menus choices, memorable facilities and environments and exceptional service.

Source: Saudi Arabia Entertainment & Amusement Market Forecast by Theme Park/Amusement Park, Festival, Concerts, Regions, End-User, Companies May 2021

Acquisition Summary



TARFEEH
شركــة تـرفيــه العـربيــة
Arabian Entertainment Company

AEC future growth strategy relies on three separate but complimentary pillars:

- Franchise Restaurants
- Fine Dining and Entertainment
- Live Entertainment Venues


Franchise Restaurants
1
Fine Dining & Entertainment
2
Live Entertainment Venues
3

- While each business pillar has its own unique business characteristics, considerable operational and cost synergies can be achieved across the overall portfolio.

- The MENA region and the Kingdom of Saudi Arabia (KSA) in particular, are experiencing tremendous growth in the food, beverage and entertainment sectors. Especially, live entertainment, which will be one of AEC's cornerstone pillars in the MENA region.

- We believe AEC is uniquely positioned to capitalize on these opportunities.

DeSPAC Transaction – Detailed Overview

Sources and Uses

Sources

Seller Rollover Equity	$180,000,000
Private Placement Proceeds	$35,000,000
Cash from SPAC Trust1	$116,500,000
Total	**$331,500,000**

Uses

Seller Rollover Equity	$180,000,000
Transaction Costs	$12,000,000
Cash to Company	$139,500,000
Total	**$331,500,000**

Illustrative Pro Forma

Shares Outstanding	34,380,000
Share Price	$10.00
Pro Forma Equity Value	$343,780,000
Less: Cash	$116,500,000

Illustrative Pro Forma Ownership (At $10/Share)


PIPE Investor Shares
9%
Existing AEC Shareholders (Pre-PIPE)
48%
TARFEEH
شركة ترفيه العربية
Arabian Entertainment Company
43%
Sagaliam Shareholders

Valuation Analysis

Purchase Price	$180,000,000
Pro-Forma 2024 EBITDA2(USD)3	$20,602,000
Multiple	8.74

Source: Sagaliam Acquisition Corp., Arabian Entertainment Company. For illustrative purposes only and subject to change.
Footnotes: Assumes no redemptions. Balance as of November 2022.

AEC Management Team

Omar Mirza CEO

- Prior to joining AEC, Mr. Mirza was the Senior Business Development Executive for MENA region at Ashmore Group.
- Mr. Mirza was previously the CEO of Gulf Islamic Investments (DIFC) Ltd.
- Mr. Mirza served as Managing Director at Sword Capital Partners, where he head up the Middle East, Africa, Central & South Asia region for LA based asset management group, based out of DIFC, Dubai. The group's main sponsor, Robert Day, was the founder and Chairman of TCW (Trust Company of the West), which he started from scratch and built up to a USD 163 billion AUM company, before selling it to the French Bank Société Générale. Sword Capital and affiliated group companies currently manage long short US mid-cap equities, long short global equities, long only US smid equities plus other alternative asset classes.
- Mr. Mirza served as managing Director, Middle East & North Africa at Pictet Asset Management, where he led the sales and relationship management team for institutional clients for Pictet asset management, that include sovereign wealth funds, central banks, pension funds and endowments, in the MENA and Indian subcontinent region as well as some Central Asian countries. Mr. Mirza was also responsible for mutual funds distribution via global and regional banks in MENA and subcontinent region.
- Omar Mirza holds a B.S. in Economics, History and Statistics from Government College University Lahore (GCUL).

Kamran Khan COO

- Prior to joining AEC, Mr. Khan was the Chief Executive Officer of Bonnon Coffee Co. Ltd. (KSA).
- Mr. Khan was previously the Managing Director of AIM Hospitality & Marketing (KSA) from year 2018 to 2022.
- Mr. Khan served as Vice President at Arabian Entertainment Co from year 2021 to 2018.
- Mr. Khan served as Marketing Analyst at ACCOR Hotel Management (KSA).
- In 2022, Mr. Khan won the Outstanding Leadership Award for the F&B industry, and he was the recipient of Arabian Business Award.
- Mr. Khan has 22 years experience in F&B segment (Middle East) and has extensive international franchise relationship.
- Mr. Khan is instrumental in leading several international restaurant brands' expansion in Saudi Arabia:
- Applebee's - World's largest US casual dining chain
- Macaroni Grill - US casual dining chain
- Ocean Basket - South African leading Seafood chain
- ACCOR - Leading hotel management group
- Bonnon - Leading Coffee chain in Saudi Arabia
- China Gate - Restaurant chain based in Saudi Arabia
- Founder of leading Hospitality & Travel news (eatnstays.com)

SPAC Management Team

Barry J. Kostiner CEO

- Prior to Joining Sagaliam, Mr. Kostiner served as President of Legacy Tech Partners, LLC (LTP), a microcap-focused EdTech investment vehicle.
- Building digital marketing and EdTech platform on top of distressed public company with cumulative education revenues in excess of $500 million over the past decade, prior to the Covid-19 pandemic.
- Mr. Kostiner served as former CFO of Ameri Holdings Inc. (Nasdaq: AMRH) from October 2018 through December 2020. The operations of AMRH, including its global IT services business focused on SAP with operations in both the US and India, was acquired by management, with the residual Nasdaq vehicle acquired by Enveric Biosciences, an evidence-based cannabinoid pharma company focused on palliative therapies for cancer patients.
- Mr. Kostiner served as advisor to an artificial intelligence incubator with a portfolio of intellectual property focused on AI and LiDAR / geospatial technology, with research staff in India and New York.
- Mr. Kostiner's 20-year career in energy includes eight years at Goldman Sachs and Merrill Lynch and their affiliates, with a focus on energy trading and portfolio management, as well as serving as the CEO of an oil & gas SPAC from 2005 through 2009.
- Mr. Kostiner earned a B.S. in Electrical Engineering and a M.S. in Operations Research from MIT. His thesis on the mathematics of electric industry deregulation was sponsored by Harvard's Kennedy School of Government.

Thomas Neukranz CFO

- Prior to joining Sagaliam, Mr. Neukranz served as Head of Capital Markets for CleanFund Inc., and as Executive Vice President and a member of the Executive Committee of Aegon Investment Management.
- Mr. Neukranz was previously a Partner and Head of the Institutional businesses at RS Investments, Vice President, Global Head of Exchange Derivatives at Goldman Sachs and Head of Exchange Traded Derivatives at JP Morgan from March 1993 through September 2000. Mr. Neukranz spent considerable time in the MENA Region working with the Abu Dhabi Investment Authority, Abu Dhabi Investment Corp and Majid Al Futtaim Group.
- Previously, Mr. Neukranz was responsible for derivative hedging at Bank of America and Lehman Brothers beginning in July of 1987 through March of 1993.
- Mr. Neukranz began his career on the floor of the Board of Trade in Chicago.
- Serves on the Board of the Stanford Cancer Institute since 2016 and served as Chairman from 2017 through 2019.
- Mr. Neukranz received a B.S. in Industrial Management from Purdue University and holds Series 7 and 63 FINRA licenses.

Market Opportunity





"Our nation holds strong investment capabilities, which we will harness to stimulate our economy and diversify our revenues."

His Royal Highness the Crown Prince,
Mohammed bin Salman bin Abdulaziz

12.2%

y-o-y real GDP growth in Q2 2022, the highest since Q3 2011

8.2%

y-o-y non-oil activity in Q2 2022

Sources:

- The U.S. Department of State's Investment Climate Statements – Saudi Arabia 2022
- Official Vision 2030 Website: https://www.vision2030.gov.sa/



Market Opportunity: Kingdom of Saudi Arabia

Vision 2030 – unprecedented growth with consumer focus in lead

Saudi Arabia's Vision 2030 is a pathway to the future.

- Unveiled in 2016, it represents a transformative and deeply ambitious plan to unlock the Kingdom's vast potential, by creating a diversified, innovative and world-leading nation, for the benefit of future generations.
- In the five years since the Vision's launch, Saudi Arabia has witnessed both unprecedented change and remarkable growth.

Saudi Arabia's economic landscape is changing.

- Guided by the belief that growth cannot be achieved alone, the Kingdom has embarked on a journey to create long-lasting partnerships with the global private sector that enhance its reputation as a business-friendly environment and accelerate investment plans as we move toward a resilient and diversified national economy.
- The International Monetary Fund (IMF) predicts that Saudi Arabia will be the world's fastest-growing economy in 2022.



Real GDP Growth by Non-oil Economic Activities in Q2 2022 (y-o-y)
Source: GaStat
Growth Rate
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
1.2%
2.0%
3.0%
3.5%
7.8%
8.8%
10.1%
12.1%
16.4%
Community, Social & Personal Services
Finance, Insurance, Real Estate & Business Services
Electricity, Gas & Water
Agriculture, Forestry & Fishing
Transport, Storage & Communication
Construction
Other Mining & Quarrying
Manufacturing (Excluding Petroleum Refining)
Wholesale & Retail Trade, Restaurants & Hotels
Q3 2022

Market Opportunity: Kingdom of Saudi Arabia

Attractive Foreign Investment Policy

The KSA Government has adopted reforms to improve the Kingdom's attractiveness as an investment destination.

- It has reduced the license approval period from days to hours, decreased required customs documents, reduced the customs clearance period from weeks to hours, and increased the investor license period to five years.
- It has launched e-licenses to provide a more efficient and user-friendly process and an online "instant" license issuance or renewal service to foreign investors that are listed on a local or international stock market and meet certain conditions.
- The KSA Government allows 100 percent foreign ownership in most sectors.

The KSA Government seeks to attract $3 trillion in foreign investment to promote economic development.

The Saudi entertainment and sports sector, aided by a relaxation of social restrictions, is primed for foreign investment.

$2.1 bn
FDI inflows into Saudi Arabia in Q2 2022

7%
FDI inflows increase in Q2 2022 compared to Q1 2022

Private Investment Plays an Essential Role in Realizing Vision 2030. Saudi Araba aims to achieve:

40% · to · 65%
increase in private sector contribution to GDP

0.7% · to · 5.7%
increase in FDI's contribution to GDP by 2030

Sources:
- The U.S. Department of State's Investment Climate Statements – Saudi Arabia 2022
- Official Vision 2030 Website: https://www.vision2030.gov.sa/

Market Opportunity: Kingdom of Saudi Arabia

Food, Beverage and Entertainment Sector

- The Food and Beverage (F&B) industry in Saudi Arabia is the largest in the Middle East and is valued at USD 45 billion.
- The KSA government aims to attract 100 million visitors annually through the F&B sector by 2030.


SAUDI ARABIA'S F&B SECTOR IS UNDERGOING ONE OF ITS MOST SIGNIFICANT EXPANSIONS IN RECENT HISTORY
6.3%
Growth in wholesale, retail & trade, restaurants, and hotels sector in 2022
$59bn
Invested in KSA food manufacturing sector in 2021
$511m
Food app & delivery market value in 2021
$187m
Secured VC funding in H1 2022
Source: Monsha'at
ARAB NEWS

Sources:
- The U.S. Department of State's Investment Climate Statements – Saudi Arabia 2022
- Official Vision 2030 Website: https://www.vision2030.gov.sa/
- Saudi Arabia's food and beverage sector books 6.3% growth in H1 2022: Monsha'at:https://www.arabnews.com/node/2152641/business-economy
- Trends of the food and beverage industry in Saudi Arabia: https://www.gulfood.com/show-news/jll-reveals-trends-of-the-food-and-beverage-industry-in-saudi-arabia


Riyadh
Season
2022 موسم الرياض
Beyond Imagination

Market Opportunity: Kingdom of Saudi Arabia

Food, Beverage and Entertainment Sector

The Saudi Seasons Initiative

- Saudi Arabia launched the Saudi Seasons initiative in 2019, which hosts tourism and cultural events in each of the country's 11 regions.
- Riyadh Season attracted more than 15 million people and more than 1,200 companies participated, providing 150,000 job opportunities.
- The program included more than 7,500 entertainment events, including Arab and international concerts, international exhibitions, theatrical shows, and a freestyle wrestling tournament.
- The initiative also featured 200 restaurants and 70 coffee shops at 14 entertainment zones across Riyadh.

Market Opportunity – Franchise Restaurants

The AEC team has deep local market knowledge, proven capabilities and proprietary relationships dating back to 2001 across the MENA region, facilitating the introduction and expansion of US and European brands.

Foreign F&B Players Entering the MENA Region (2013-2019)



2013
Mooyah
The Counter
Eataly
Pita Pit
Caliburger
Ocean Basket
Asia de Cuba
Big Smoke Burger
Bennigan's
Krush Burger
Russo's
Bigwig Burger
Blu Burger Grille
Papa Murphy's
California Tortilla
Shawarmanji
Cipriani
Icons Coffee
Londoner
Burger Hood
FireGrill
Rock House Sliders
Just Burger
Hamburgini
Great Steak Restaurant
Grub Shack
Firefly Burger
Piatto
Clinton Street Baking Co.
2014
Panda Express
Quiznos
Buffalo Wings and Rings
Manhattan Fish Market
Eggspectation
Giraffe
Coya
Cook Door
Attibassi Coffee
Papabubble
Lemonade
The Coffee Club
Buffalo's
Burger Joint NY
Abou El Sid
Mr. Greek
Galito's
Starbucks Reserve
Yogurtland
The Butcher Shop & Grill
Nusr-Et Steakhouse
Bostani Chocolatier
Entrecote Cafe de Paris
Romano's Macaroni Grill
2015
Five Guys
Buffalo Wild Wings
Raising Cane's
Binalot Fiesta Foods
Beesket
Denny's
Joe's Crab Shack
Texas de Brazil
Wingstop
800 Degrees
The Melting Pot
BeaverTails
GRK Fresh
Jollibee
BOA Steakhouse
Paavo's Pizza
Dean & Deluca
Retro Feasts
Din Tai Fung
Angelina
Mad for Garlic
Delifrance
Attila Mongolian Grill
Dallovau
Butcha Steakhouse
Buca Di Beppo
2016
Pret a Manger
Arby's
Aubaine
Barbeque Nation
Wetzel's Pretzels
Jalapeno Charlie's
Wildside Texas BBQ
Famous Dave's
Burger & Lobster
Tortilla
Habit Burger Grill
Bareburger
Al Falamanki
O'Learys
The Black Lion
Sugar Factory
Koshary Abou Tarek
Fuzziwigs Candy Factory
Sloan's
Panos
BurgerFi
Kababji
Miss Lilly's
Babel
Lola's Cupcakes
Sahara Grill
Kamps The German Bakery
Caffè Concerto
2017
Slim Chickens
Boston Market
Pancake House
400 Gradi
Khyber
The Chickery
Russo's
Stock Burger Co.
Mighty Quinn's
Shakey's Pizza
Super Chix
Black Tap
The Cereal Killer Cafe
Gunaydin
Katsuya by Starck
Four Winters
Fogo de Chao
The Carving Board
Sarabeth's
Kona Grill
2018
Blaze Fast-Fire'd
Jamie Oliver's
Marea
New Shanghai
Hurricane's Grill
Torno Subito
Spontini
Dickey's Barbecue Pit
Urth Caffé
Cleo Mediterráneo
Magnum
Milkcow
Nutella Café
Scalini
Confiserie Sprüngli
Cova
L'Artisan du Burger
Maison Assouline
OPSO
Wowble!
Jelly Belly Ice Cream
Guylian Belgian Chocolate Café
Loacker Brand Store & Café
2019
Freddy's
Chicken Cottage
Zooba
The Butcher
Walnut Grove
Tulum
El Chapo's Tacos
Eggslut
Dinner by Heston
Akira Back
Novikov
China Tang
MangoTree
Tasca
Amazonico
Indochine
Baoli
Toca Madera
Antika bar
Estiatorio Milos
Fish & Co.
Bottega Prosecco Bar
1981
1988
1992
1994
1996
1997
1998
1999
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Market Opportunity – Franchise Restaurants

The MENA region has a strong appetite for American brands

AEC plans to expand its franchise restaurants portfolio

- AEC currently owns and operates 14 Applebee's and 2 Ocean Basket restaurants in the MENA region.
- In addition to refurbishing certain existing locations, AEC intends to add several new Applebee's and Ocean Basket locations in 2023, 2024 and 2025.
- Meanwhile, AEC intends to open two new Shisha Café concepts.
- AEC is also looking to expand throughout the MENA region in addition to the growth in its KSA portfolio.



SAUDI ARABIA FOODSERVICE MARKET
Average Frequency (%), Consumer Preference for Fast Food, Saudi Arabia
18.90%
45.20%
14.10%
4.50%
2.50%
Less than once per week
1-3 times per week
4-6 times per week
7-9 times per week
10 times per week

Source: Mordor Intelligence: Saudi Arabia Foodservice Market study 2021 Issue

Applebee's
GRILL + BAR


Applebee's


Imagem ilustrativa
Applebee's







OB

Ocean Basket


Ocean Basket






BRING YOUR DAD
& your Dad jokes!
Fish & Calamari Combo
Prawn Special
Ocean Basket
OB


OUR PLACE
OR YOURS?
Ocean Basket
OB

Market Opportunity - Fine Dining & Entertainment

In 2018, the KSA Government announced a "liberalization strategy" in its civil society. This "opening up" of KSA has spurred considerable demand for fine dining and entertainment options not previously available.


Average Annual Growth of Consumer Spending On Eating Out
The Americas
Europe
Asia Pacific
Middle East & Africa
2006-2016
2017-2026

Source: Oxford Economics
Date: June 2021

AEC plans to launch new fine dining concept in MENA

- Anticipated to open in 2023, AEC's fine dining project is expected to generate sustainable revenue for the company.
- AEC may partner with existing restaurant operators in addition to developing its own portfolio of brands.
- To capitalize on these new markets, AEC created a new division to pursue opportunities in fine dining and entertainment.
- As co-developer of fine dining projects, AEC will garner market credibility in the fine dining and entertainment sector.

Market Opportunity – Live Entertainment Venues

Similar to the rapid growth in food and beverage offerings in KSA, live entertainment has become a top priority for the government and residents alike.

The entertainment industry of Saudi Arabia is growing massively.



Saudi Arabian Entertainment & Amusement Market
Market forecast to grow at a CAGR of 47.6%
USD 1,170.72 Million
USD 23.77 Million
2020
2030

Source: Saudi Arabia Entertainment & Amusement Market Forecast by Theme Park/Amusement Park, Festival, Concerts, Regions, End-User, Companies May 2021

AEC will develop live entertainment venues

- AEC plans to co-develop a live entertainment indoor arena in the KSA and potentially additional hotel and convention centers.
- AEC plans to achieve considerable operational and cost synergies by managing the food and beverage offerings for these live entertainment facilities.
- Being part of preparing for and hosting live entertainment events will be a cornerstone to future AEC projects.

Sagaliam Acquisition Corp

TARFEEH
شركة ترفيه العربية
Arabian Entertainment Company



November 2022

Investor Presentation